                                                        EXHIBIT 10.10

Buyer:  The Majestic Star Casino, LLC                   SALES ORDER NO. 111513
d/b/a:  The Majestic Star Casino

                 520 South Rock Boulevard-Reno, Nevada 89502
                      (702) 323-5060-FAX (702) 788-6564

               This contract supersedes all other contracts pertaining to equipment on S.O. 111513 before this date. ??????

IGT agrees to sell and Buyer agrees to accept and purchase the equipment ("Equipment") specified on the foregoing pages of this sales order contract.

Unit prices and specifications of the Equipment shall be as set forth above and any written amendments hereto signed by both parties. Serial numbers shall be provided by IGT at time of installation. Any blank below filled in with "N/A" shall mean the term is not applicable and not a part of this agreement.

The total purchase price of the Equipment together with sales tax is $ 5,951,619.95 ("Purchase Price"). Interest shall be at a variable rate equal to 3% per annum over Prime, which shall be defined as the rate most recently published in the Wall Street Journal "Money Rates" as the highest base rate on corporate loans at large U.S. money center commercial banks.

        1.      DOWN PAYMENT/CREDITS:

                a. A cash down payment of $ N/A shall be received by IGT prior to delivery of any portion of the Equipment purchased.

                b. A total trade-in credit of $ N/A shall be applied against the Purchase Price, for used Equipment to be forthwith transferred by Buyer to IGT free and clear of any liens or encumbrances.

                c. A revenue participation credit of $ N/A shall be applied against the Purchase Price.

        2. BALANCE OF PURCHASE PRICE: The remaining balance of the Purchase Price after deduction for any down payment or credit(s) shall be due and payable as specified below:

                a. In 35 consecutive monthly principal installments of $ 165,322.78, and a final monthly payment of any outstanding principal and interest due on the last month. The first installment of principal shall be due 30 days following installation of one-half the units of Equipment purchased under this Agreement and all following installments shall be due on the same day each month thereafter. Interest shall be paid as provided in paragraph A on the reverse side; or

                b. From the earnings of the Equipment as follows: IGT shall receive as payment, N/A % of the Net Win of the Equipment to be applied first to all accrued interest and then to the outstanding principal balance due hereunder until paid in full. "Net Win" is defined as machine drop minus hopper fills and hand paid jackpots and shall be determined by a count performed at least once a week by representatives of Buyer and IGT. Payments under this provision shall be due and payable immediately following each count. Interest shall be paid as provided in paragraph A on the reverse side.

        3. I ACKNOWLEDGE THAT I HAVE READ AND ACCEPT THE TERMS AND CONDITIONS AS FILLED OUT ABOVE AND AS SET FORTH ON THE REVERSE SIDE. THIS SALES ORDER CONTRACT ("AGREEMENT") IS NOT BINDING UNTIL SIGNED BY THE AUTHORIZED REPRESENTATIVES OF BUYER AND IGT.

ELegal:  The Majestic Star Casino, LLC
d/b/a:  The Majestic Star Casino


                      Dated this 5th day of April, 1996.

               BUYER                                    IGT

        By:    TC Bonner                    By:     Mary Mecenter
              -------------------------             -------------------------
        Title: EXEC. V.P.                   Title:
              -------------------------             -------------------------
              Authorized Representative             Authorized Representative


               All obligations of Buyer
               hereunder are hereby
               guaranteed by:

             --------------------------
                     (Name)

             --------------------------
                   (Signature) GUARANTOR

                                                         SALES ORDER NO. 112276


                           520 South Rock Boulevard
                              Reno, Nevada 89502
                     (702) 323-5060 * FAX (702) 788-6564

d/b/a:  Majestic Star Casino

IGT agrees to sell and Buyer agrees to accept and purchase the equipment ("Equipment") specified on the foregoing pages of this sales order contract.

Unit prices and specifications of the Equipment shall be as set forth above and any written amendments hereto signed by both parties. Serial numbers shall be provided by IGT at time of installation. Any blank below filled in with "N/A" shall mean the term is not applicable and not a part of this agreement.

The total purchase price of the Equipment together with sales tax is $63,918.00 ("Purchase Price"). Interest shall be at a variable rate equal to 3% per annum over Prime, which shall be defined as the rate most recently published in the Wall Street Journal "Money Rates" as the highest base rate on corporate loans at large U.S. money center commercial banks.

        1.  DOWN PAYMENT/CREDITS:
            a. A cash down payment of $ N/A shall be received by IGT prior to delivery of any portion of the Equipment purchased.

            b. A total trade-in credit of $ N/A shall be applied against the Purchase Price for used Equipment to be forthwith transferred by Buyer to IGT free and clear of any liens or encumbrances.

            c. A revenue participation credit of $ N/A shall be applied against the Purchase Price.

        2. BALANCE OF PURCHASE PRICE: The remaining balance of the Purchase Price after deduction for any down payment or credit(s) shall be due and payable as specified below:

            a. In 35 consecutive monthly principal installments of $ 1775.50, and a final monthly payment of any outstanding principal and interest due on the last month. The first installment of principal shall be due 30 days following installation of one-half the units of Equipment purchased under this Agreement, and all following installments shall be due on the same day of each month thereafter. Interest shall be paid as provided in paragraph A on the reverse side; OR

            b. From the earnings of the Equipment as follows: IGT shall receive as payment, N/A % of the Net Win of the Equipment to be applied first to any accrued interest and then to the outstanding principal balance due hereunder until paid in full. "Net Win" is defined as machine drop minus hopper fills and hand paid jackpots and shall be determined by a count performed at least once a week by representatives of Buyer and IGT. Payments under this provision shall be due and payable immediately following each count. Interest shall be paid as provided in paragraph A on the reverse side.

        3. I ACKNOWLEDGE THAT I HAVE READ AND ACCEPT THE TERMS AND CONDITIONS AS FILLED OUT ABOVE AND AS SET FORTH ON THE REVERSE SIDE. THIS SALES ORDER CONTRACT ("AGREEMENT") IS NOT BINDING UNTIL SIGNED BY THE AUTHORIZED REPRESENTATIVES OF BUYER AND IGT.

Legal:  The Majestic Star, LLC
d/b/a:  Majestic Star Casino
                                   DATED this 11th day of April, 1996.

                 BUYER                                        IGT

BY: T. C. BONNER                               By:
    ----------------------------                   --------------------------
Title: EXEC. VP                                Title:
       ----------------------------                   -------------------------
        Authorized Representative                     Authorized Representative

        All obligations of Buyer hereunder
            are hereby guaranteed by:

- ------------------------------------------
               (Name)

- ------------------------------------------      CUSTOMER
  (Signature)  GUARANTOR


                                                                    Page ____

Buyer:  The Majestic Star, LLC
d/b/a:  Majestic Star Casino
                 520 South Rock Boulevard - Reno, Nevada 89502
                      (702) 323-5060 - FAX (702) 788-6564

                        This contract supersedes all other contracts pertaining to equipment on S.O. 112272 dated before this date.

IGT agrees to sell and Buyer agrees to accept and purchase the equipment ("Equipment") specified on the foregoing pages of this sales order contract.

Unit prices and specifications of the Equipment shall be as set forth above and any written amendments hereto signed by both parties. Serial numbers shall be provided by IGT at time of installation. Any blank below filled in with "N/A shall mean the term is not applicable and not a part of this agreement.

The total purchase price of the Equipment together with sales tax is $ 295,053.10 ("Purchase Price"). Interest shall be at a variable rate equal to 3 % per annum over Prime, which shall be defined as the rate most recently published in the Wall Street Journal "Money Rates" as the highest base rate on corporate loans at large U.S. money center commercial banks.

        1.      DOWN PAYMENT/CREDITS:
                a. A cash down payment of $ N/A shall be received by IGT prior to delivery of any portion of the Equipment purchased.

                b. A total trade-in credit of $ N/A shall be applied against the Purchase Price, for used Equipment to be forthwith transferred by Buyer to IGT free and clear of any liens or encumbrances.

                c. A revenue participation credit of $ N/A shall be applied against the Purchase Price.

        2. BALANCE OF PURCHASE PRICE: The remaining balance of the Purchase Price after deduction for any down payment or credit(s) shall be due and payable as specified below.

                a. In 35 consecutive monthly principal installments of $ 8,195.92, and a final monthly payment of any outstanding principal and interest due on the last month. The first installment of principal shall be due 30 days following installation of one-half the units of Equipment purchased under this Agreement and all following installments shall be due on the same day of each month thereafter. Interest shall be paid as provided in paragraph A on the reverse side; OR

                b. From the earnings of the Equipment as follows: IGT shall receive as payment, N/A % of the Net Win of the Equipment to be applied first to an accrued interest and then to the outstanding principal balance due hereunder until paid in full. "Net Win" is defined as machine drop minus hopper fills and hand paid jackpots and shall be determined by a count performed at least once a week by representatives of Buyer and IGT. Payments under this provision shall be due and payable immediately following each count. Interest shall be paid as provided in paragraph A on the reverse side.

        3. I ACKNOWLEDGE THAT I HAVE READ AND ACCEPT THE TERMS AND CONDITIONS AS FILLED OUT ABOVE AND AS SET FORTH ON THE REVERSE SIDE. THIS SALES ORDER CONTRACT ("AGREEMENT") IS NOT BINDING UNTIL SIGNED BY THE AUTHORIZED REPRESENTATIVES OF BUYER AND IGT.

Legal:  The Majestic Star, LLC
d/b/a:  Majestic Star Casino

                       DATED this 5th day of May, 1996.

                BUYER                                       IGT


By:    TC Bonner                               By:
      --------------------------                      --------------------------

Title: EXEC. V.P.                              Title:
       -------------------------                      --------------------------
       Authorized Representative                      Authorized Representative


    All obligations of Buyer hereunder
       are hereby guaranteed by:

- --------------------------------
            (Name)

- --------------------------------
      (Signature) GUARANTOR        CUSTOMER


                                                     Page
                                                         -------